UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
(Name of Registrant as Specified in Its Charter)

KARPUS MANAGEMENT, INC., D/B/A KARPUS INVESTMENT MANAGEMENT GEORGE W. KARPUS ARTHUR CHARLES REGAN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED APRIL 13, 2018

2018 ANNUAL MEETING OF SHAREHOLDERS

OF

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

_________________________

PROXY STATEMENT

OF

KARPUS MANAGEMENT, INC.,

D/B/A KARPUS INVESTMENT MANAGEMENT

_________________________

Fellow shareholders:

This proxy statement (including the Appendices hereto, this “Proxy Statement”) and the enclosed GREEN proxy card are being furnished to you, the shareholders of the Managed Duration Investment Grade Municipal Fund (“MZF” or the “Fund”), in connection with the solicitation of proxies by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”, “we” or “us”), the largest shareholder of the Fund, owning approximately 24.95% of the outstanding shares of common stock of the Fund (the “Common Shares”), for use at the at the 2018 Annual Meeting of Shareholders scheduled to be held at [ ], [ ]at [ ]:[ ] a.m./p.m., Eastern Time, on Thursday, June 14, 2018, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”). Karpus does not beneficially own any shares of the Fund’s Series 2020 Variable Rate MuniFund Term preferred shares (the “Preferred Shares” and together with the Common Shares, the “Shares”).

Only holders of the Fund’s Shares of record on [      ] [   ], 2018 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. We are furnishing this Proxy Statement and the enclosed GREEN proxy card to shareholders in order to:

1.	Proposal 1. Elect the following nominee: Arthur Charles Regan (the “Karpus Nominee”) to replace the incumbent Class II Trustee of the Fund whose term expires at the Annual Meeting, to serve until the Fund’s 2021 annual meeting of shareholders or until his/her successor shall have been elected and qualified;

2.	Proposal 2. Vote for a shareholder proposal to terminate the Investment Advisory Agreement between MZF and Cutwater Investor Services Corp., d/b/a Insight Investment (“Insight” or the “Adviser”) (the “Karpus 14a-8 Proposal”);

3.	Proposal 3. Vote for a non-binding resolution to declassify the Board of Trustees (the “Board”) of Managed Duration Investment Grade Municipal Fund (the “Karpus Proposal”).

4.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

AS YOUR FELLOW SHAREHOLDER, KARPUS IS SOLICITING PROXIES TO VOTE FOR THE KARPUS NOMINEE AND FOR PROPOSALS 2 AND 3. WE URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY THE FUND.

If you have already sent a proxy card furnished by the Fund’s management, you have every right to change your vote by signing, dating and returning the enclosed GREEN proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

We are soliciting a proxy to vote or, under circumstances specified herein, not vote your Shares in connection with the Annual Meeting. Please refer to the Fund’s proxy soliciting material for additional information concerning the Annual Meeting and the matters to be considered by shareholders. It is anticipated that this Proxy Statement and the attached form of proxy will first be mailed to shareholders on or about [       ][   ], 2018.

If you have any questions or require assistance voting your Shares, please contact Regan & Associates, Inc., at 505 Eighth Avenue, Suite 800, New York, New York 10018 or 1-800-737-3426, who is assisting us.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement, GREEN proxy card and additional information can be found at:

[www.karpus.com/MZFproxy/]

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	Karpus is a long-term investor in the Fund and began investing in the Fund’s Common Shares in June 2015.

•	On March 9, 2018, Karpus delivered (i) a letter containing the Karpus 14a-8 Proposal and (ii) a letter (the “Nomination Letter”) to the Fund (a) nominating Arthur Charles Regan, for election to the Board at the Annual Meeting and (b) submitting the Karpus Proposal. The Karpus 14a-8 Proposal and the Nomination Letter were submitted in compliance with the requirements under the Fund’s Fourth Amended and Restated By-Laws (the “Bylaws”) and the Fund’s Third Amended and Restated Agreement and Declaration of Trust (the “Charter” and together with the Bylaws, the “Fund Governing Documents”).

•	On March 12, 2018, Karpus filed a Schedule 13D disclosing that it submitted the Karpus 14a-8 Proposal and the Nomination Letter to the Fund.

•	On March 22, 2018, the Fund delivered to Karpus a letter (the “First Fund Letter”) stating that (i) it was reviewing the Karpus 14a-8 Proposal for consistency with the requirements of Rule 14a-8, (ii) that, in its view, the Nominating and Governance Committee of the Board (the “Nominating Committee”) is the body solely responsible for the selection and nomination of Trustees recommended by shareholders, that it accepts shareholder nominations for Trustee on the same basis as it considers and evaluates nominees recommended by other sources and that the Nominating Committee will review the nomination of Mr. Regan and will contact him to request additional information and (iii) because the Karpus Proposal concerned a declassification, it needed to be approved by a resolution of a majority of the Board.

•	On March 29, 2018, Karpus delivered to the Fund a letter (the “First Karpus Letter”) in response to the First Fund Letter, which (i) informed the Fund of the applicable timing requirements under Rule 14a-8 to object to the Karpus 14a-8 Proposal, (ii) correcting the Fund’s interpretation of the Fund’s Governing Documents with respect to shareholder nominations and clarifying that the Bylaws clearly provide shareholders with the right to submit nominations of Trustees at an annual meeting without any prior approval by the Nominating Committee and (iii) correcting the Fund’s misunderstanding that the Karpus Proposal was a non-binding proposal, not a proposal to amend the Charter.

•	On April 4, 2018, the Fund delivered to Karpus a letter (the “Second Fund Letter”) in response to the First Karpus Letter, (i) stating that the Board will consider taking steps to declassify, and in the event it does not, the Karpus Proposal must be approved by a majority of the Board and (ii) stating that the Nominating Committee was reviewing the Karpus Nominee and reiterating its position that shareholders must submit recommendations to nominating a trustee to the Nominating Committee for its consideration. Karpus believes its proposals have been submitted in accordance with the Fund Governing Documents and the Fund has not leveled a single substantive objection to the proposals.

•	On April 10, 2018, as a courtesy, the Karpus Nominee met with members of the Board at the offices of Pepper Hamilton LLP, 400 BerWyn Park, 899 Cassatt Road, 3rd Floor, Ber Wyn, Pennsylvania 19312. Karpus does not believe there is any requirement under the Fund Governing Documents requiring the Karpus Nominee to meet with the Board.

•	On April 13, 2018, Karpus filed its preliminary proxy statement with the SEC. The Fund has conveyed to Karpus what it views are certain issues with respect to the nomination of the Karpus Nominee and the Karpus Proposal, but has not actually objected to these proposals. Karpus strongly disagrees with the Fund’s positions and believes shareholders have a right to vote on the election of the Karpus Nominee and the approval of the Karpus proposals.

REASONS FOR THE SOLICITATION

Karpus’ reasons for soliciting proxies for each Proposal is set forth below with respect to each such Proposal and is incorporated herein by reference. To summarize our views, we believe:

•	Shareholders deserve a new, independent Trustee.

•	The current Board of Trustees has a duty to ALL shareholders to seek the best manager. We think that shareholders deserve better than Insight.

•	We believe that good corporate governance narrows and keeps narrow funds’ discounts. By declassifying the MZF Board and making Trustees more accountable on an annual basis, we believe there will be more productive shareholder engagement, which should also enhance long-term shareholder value.

PLEASE VOTE ON THE GREEN CARD FOR THE KARPUS NOMINEE, FOR OUR PROPOSAL TO TERMINATE THE FUND’S ADVISER, AND FOR OUR PROPOSAL SEEKING TO DECLASSIFY THE FUND’S BOARD.

PROPOSAL 1:

Election of Class II Trustee Nominee

The Board is currently composed of five (5) Trustees, one (1) of which is up for election at the Annual Meeting. The Board is currently divided into three classes. We are seeking your support at the Annual Meeting to elect our one (1) Karpus Nominee in opposition to the Fund’s Trustee nominee to serve a three-year term expiring at the 2021 Annual Meeting. The Karpus Nominee, if elected, will constitute a minority of the Board. As such, there can be no assurance that the election of the Karpus Nominee will improve the Fund’s business and or otherwise enhance shareholder value. Your vote to elect the Karpus Nominee will have the legal effect of replacing one incumbent Trustee of the Fund with the Karpus Nominee. We are soliciting your proxy to vote, or, under specified conditions, not to vote your Shares, FOR the election of the Karpus Nominee, indicated below. We believe that Karpus Nominee is very well qualified to be a Trustee of the Fund.

OUR NOMINEE

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of the Karpus Nominee. The nomination was made in a timely manner and in compliance with the applicable provisions of the Fund Governing Documents. The specific experience, qualifications, attributes and skills that led us to conclude that the Karpus Nominee should serve as Trustees of the Fund are set forth below.

Name: Arthur Charles Regan

Age: 55

Business Address: 505 Eighth Avenue, Suite 800, New York, New York 10018

Nationality: U.S. Citizen

# and class of shares owned: None

Date of Acquisitions (if applicable) & intent of purchase: N/A

Professional Experience: Mr. Regan has been the President & CEO of Regan & Associates, Inc. a New York, NY based proxy solicitation/stockholder services firm founded by him since 1991 and has had numerous articles published on stockholder related matters. From 1991 to 1998, Mr. Regan was the President of David Francis & Co., Inc., a proxy solicitation firm. From 1984 to 1988, Mr. Regan served as Vice President at Morrow & Co, Inc., a proxy solicitation firm. From 1997 to 2000 he served as an outside director and Corporate Secretary for US Wats, Inc., a Bala-Cynwyd, PA based publicly held telecommunications firm until that firm was merged out of existence. Mr. Regan received a Bachelor of Science from New York University. Since August 2017, Mr. Regan has served as a Trustee for the Madison Strategic Sector Premium Fund (NYSE: MSP), a publicly listed closed-end fund. Karpus believes Mr. Regan is well-qualified and his professional experiences would afford the Fund unique insights into stockholder relations, as well as innovative business and managerial insight to assist the Fund’s Board.

Please see “ADDITIONAL INFORMATION ABOUT THE NOMINEE.”

Reasons for our solicitation to elect THE Karpus Nominee

The job of a Board of a closed-end fund is relatively simple: it is the Board’s duty to assess the Fund’s manager and act independently of the Fund’s Adviser. We cannot find any instance where the current Board has asked for competitive bids with respect to a potential manager of MZF. In addition, consider the following data, which is also supportive of our termination proposal, below.

Summary Statistics	MZF	Peer Average	Rank
3 Year NAV Return	2.60%	3.54%	52 of 58
5 Year NAV Return	3.83%	4.24%	41 of 56
Current Yield @ NAV	3.73%	5.09%	57 of 58
Current Yield @ Market	4.07%	5.50%	57 of 58
5 Year Average Premium/Discount	-7.80%	-4.44%	47 of 56

Sources/Explanations: Data as of 2/28/2018. Peer group data is from CEFA.com and data itself is from Bloomberg Finance, L.P. The Lipper peer group on CEFA.com is General and Insured Muni Debt Funds (Leveraged), with NUV, EXD and NID removed. NUV was removed because it was not levered, EXD was excluded because it was not levered and included options on the S&P 500 as a part of its strategy, and NID because it is an intermediate bond portfolio

Based on the foregoing performance, and our belief that the Board has failed in its duties to seek out the best manager for MZF, we believe shareholders deserve independent representation on the Fund’s Board.

We anticipate that the Fund will go to great lengths to try and explain why the current Board should stay as is and why Insight should continue as MZF’s Adviser. The bottom line, however, is that the Board has not done one of its primary jobs in managing the Fund’s Adviser – they have not questioned it for its poor relative net asset value performance or its wider than average discount, nor can we find any instance where they put MZF’s management contract out for bids.

A closed-end fund Board’s job is to proactively manage a Fund’s discount and act independently of a fund’s manager to objectively assess their performance and ability to add long-term value for shareholders. No matter how lengthy or articulate the Fund may be in their argument, we implore you to ask yourself a simple question based on the data above: is the current Board really doing anything to check the manager and seek the best long-term performance for the Fund?

We think it is a Board’s job to proactively take care of issues with a manager. In our opinion, that simply isn’t being done.

IF YOU AGREE AND THINK SHAREHOLDERS NEED NEW, INDEPENDENT REPRESENTATION, PLEASE VOTE FOR THE KARPUS NOMINEE ON THE GREEN PROXY CARD.

Voting Requirement

The election of the Karpus Nominee requires such nominee to be approved by the affirmative vote of a majority of the Common Shares and Preferred Shares (voting together as a single class) present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the vote on the Proposals.

PROPOSAL 2:

Termination of the Fund’s Investment Adviser

We have submitted the following proposal for shareholder approval at the Annual Meeting:

BE IT RESOLVED, that the Investment Advisory Agreement between the Managed Duration Investment Grade Municipal Fund (“MZF” or the “Fund”) and Cutwater Investor Services Corp, d/b/a Insight Investment (“Insight” or the “Adviser”) shall be terminated.

Supporting Statement

Although trading at a discount for a short period of time is not uncommon for closed-end funds, the persistent nature of MZF’s discount combined with poor net asset value performance creates cause for concern and requires strong action by the Board. The following data illustrates our concerns:

Summary Statistics	MZF	Peer Average	Rank
3 Year NAV Return	2.60%	3.54%	52 of 58
5 Year NAV Return	3.83%	4.24%	41 of 56
Current Yield @ NAV	3.73%	5.09%	57 of 58
Current Yield @ Market	4.07%	5.50%	57 of 58
5 Year Average Premium/Discount	-7.80%	-4.44%	47 of 56

Sources/Explanations: Data as of 2/28/2018. Peer group data is from CEFA.com and data itself is from Bloomberg Finance, L.P. The Lipper peer group on CEFA.com is General and Insured Muni Debt Funds (Leveraged), with NUV, EXD and NID removed. NUV was removed because it was not levered, EXD was excluded because it was not levered and included options on the S&P 500 as a part of its strategy, and NID because it is an intermediate bond portfolio.

In a closed-end fund, an adviser’s duty is to manage a fund’s assets and maximize shareholder value. In contrast, a Board’s duty is to question the adviser and act as a check on assessing whether the adviser is the best option for implementing the Fund’s strategy.

Does the data above indicate to you that, at the very least, other mangers ought to be sought out as alternatives to the Adviser? To our knowledge, this has not been done. To us, this means that the Board is failing in its job to thoroughly assess the Adviser!

This is why we are seeking to have the Adviser terminated and are submitting an additional proposal to declassify the Fund’s Board. The Board’s lack of action indicates that they are reluctant to do their job and seek a more effective manager.

Contrary to standard scare tactics that Fund families tend to rely on when shareholders seek approval of a termination proposal, don’t be fooled. It is the Board’s job to seek and actively review management of a Fund and replace advisers like ours in order to maximize shareholder value.

NOW is the time for action! Please vote FOR our proposal TODAY!

END OF PROPOSAL

In its statement of opposition, the Fund argues that our proposal, if implemented, would not address the concerns described in our supporting statement and fails to consider:

•	Solid recent performance; and

•	Positive changes implemented by the Board and the Adviser, which they say has led to reduced costs and improved performance.

Aside from going point by point and getting into a lengthy discussion, we would like to have you focus on the near-sighted nature of their entire statement. In fact, the majority of the discussion about performance is in relation to a 1 year measurement period. Based on the date we’ve provided above, it’s pretty clear why.

In addition to focusing on relative one year performance, the Fund states that its discount has been relatively in line with its peers and that its discount is “consistent with, or better than, the discounts experienced by similar closed-end funds using a similar investment strategy.” Nonetheless, the Fund provides no data to substantiate its claim. Our data (above) for the five year period shows quite a different story. Additionally, the Fund’s discount has narrowed quite a bit recently when most other closed-end municipal bond funds have widened. We believe this is attributable to our filings and the hope that something will be done to effectuate meaningful change at the Fund.

The last point that we believe merits further consideration is that our termination proposal would be “disruptive” on the Fund’s operations. Without being overly sophomoric, assessing the manager and finding replacements is simply one of the Board’s major jobs. Using words like “disruptive” implies that the current Board is unwilling, unable, or reluctant to fulfill that critical function. To us, this exemplifies why the current Board should be replaced and why the current manager must be terminated. Simply put, we believe better options are available and it is the Board’s job to get done what the Fund’s shareholders ultimately tell it to do. We believe that if shareholders approve our proposal to terminate the Fund’s investment advisor that the Board, acting in accordance with its fiduciary obligations, would have all necessary time to identify a superior replacement manager and submit such superior manager to the Fund’s shareholders for approval. Based on the reasons we’ve provided as to why Insight should be terminated, we believe the change should be viewed as a welcomed opportunity (as opposed to a burden) to implement changes and enhance long-term shareholder value.

IF YOU AGREE AND THINK THAT CUTWATER INVESTOR SERVICES CORP., D/B/A INSIGHT INVESTMENT SHOULD BE TERMINATED AS THE FUND’S ADVISER, PLEASE VOTE FOR PROPOSAL 2 ON THE GREEN PROXY CARD.

Voting Requirement

For Proposal 2 to become effective, the termination of the agreement with Insight must be approved by a vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities is defined in the Investment Company Act of 1940 (the “Investment Company Act”) as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Votes withheld, abstentions and broker non-votes will have the same effect as votes against the Proposal.

PROPOSAL 3:

Non-binding Shareholder Proposal for Board Declassification

Through Proposal 3, we are seeking to have the shareholders of the Fund approve a non-binding proposal, the ultimate effect of which is to declassify the Board such that all trustees are elected on an annual basis, consistent with good corporate governance practices. As such, we are seeking shareholder support and approval of the following proposal at the Annual Meeting:

BE IT RESOLVED, that the shareholders of the Managed Duration Investment Grade Municipal Fund (“MZF” or the “Fund”) hereby request that the Board of Trustees of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all trustees are elected on an annual basis. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.

Supporting Statement

Currently, the Board is divided into three classes, with each class serving three year terms. In our view, a classified board protects incumbents and limits overall accountability to shareholders.

As stated in our other shareholder proposal which we intend to present at this year’s Annual Shareholders’ Meeting, we don’t think that the Board has been proactive in assessing the Fund’s Adviser or in seeking alternatives.

Even though a large proportion of companies in the S&P 500 and Russell 1000 indices elect their entire boards annually, many closed-end funds, such as MZF, choose to have protective moats around their trustees rather than asking them to be accountable on an annual basis to the shareholders they were elected to represent.

We believe that declassification of the Board is a positive step toward more productive shareholder engagement, which, in turn, should also enhance long-term shareholder value.

Please vote FOR our proposal TODAY!

END OF PROPOSAL

Reasons for our solicitation with respect to proposal 3

With respect to Proposal 3, we believe our discussion above speaks for itself. An annually-elected Board is more in-line with good corporate governance and we believe the Trustees of the Fund should be held accountable to shareholders on an annual basis. The Fund has stated that the Board must approve this proposal for shareholders to consider it. At the present time the Fund has not informed us of any further position on the matter. We believe the Fund’s position that the Board has veto power over shareholder proposals is contrary to universal governance practices. The question of whether to have a staggered board versus an annually-elected board is fundamental to shareholders, and we believe it is important that shareholders make their position known to the Board.

WE STRONGLY BELIEVE THE FUND’S FULL BOARD SHOULD BE HELD ACCOUNTABLE TO SHAREHOLDERS AT EACH ANNUAL MEETING. PLEASE VOTE FOR PROPOSAL 3 ON THE GREEN PROXY CARD.

Voting Requirement

For Proposal 3 to become effective, it must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Broker non-votes will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld, abstentions and broker non-votes will have no effect on the vote on the Proposals. You should be aware that this proposal is non-binding and therefore even if shareholders approve the proposal at the Annual Meeting, the Board is allowed to ignore it.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

Except as set forth in this Proxy Statement, Karpus is not aware of any matters affecting the Fund to be brought before the Annual Meeting. Should other matters properly be brought before the Annual Meeting that Karpus is unaware of a reasonable time before this solicitation, the attached GREEN proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. If Karpus attends the Annual Meeting and submits proxies (see disclosures below concerning the specific limited circumstances under which Karpus would not do so) and a vote to adjourn the Annual Meeting with respect to one or more of the proposals is called, Karpus will vote for or against adjournment in its discretion, based upon its determination of whether or not an adjournment will further its objective of obtaining truly independent representation on the Board of the Fund. Execution and delivery of a proxy by a record holder of shares of common stock will be presumed to be a proxy with respect to all common shares held by such record holder unless the proxy specifies otherwise.

VOTING PROCEDURES & INFORMATION CONCERNING THE ANNUAL MEETING

Outstanding Shares of the Fund

MZF has set the close of business on [      ], 2018 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to MZF, as of the Record Date, there were [      ] Common Shares and [      ] Preferred Shares outstanding. Each shareholder of record at the close of business on the Record Date is entitled to one vote for each Share held, and each fractional Share is entitled to a proportionate fractional vote. If you were a shareholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sold Shares after the Record Date. Accordingly, it is important that you vote the Shares you owned on the Record Date or grant a proxy to Karpus to vote such Shares, even if you sold some or all of your Shares after the Record Date.

Proxies, Quorum and Voting at the Annual Meeting

The address of the principal executive offices of MZF is 200 Park Avenue, 7th Floor, New York , New York 10166. MZF’s Secretary may be contacted: Secretary of the Managed Duration Investment Grade Municipal Fund, 200 Park Avenue, 7th Floor, New York, New York 10166.

In accordance with the Fund’s Charter, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the Common Shares and Preferred Shares entitled to vote at the Annual Meeting, counted together as a single class. In the event that a quorum is not present at the Annual Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal, the Annual Meeting may be adjourned to permit further solicitation of proxies. [According to the Fund’s proxy statement, broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.]

For Proposal 1 to become effective, election of the Karpus Nominee Trustee must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. For Proposal 2 to become effective, the termination of Insight must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For Proposal 3 to become effective, the approval of the Karpus Proposal seeking to declassify the Fund’s Board of Trustees must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. You should be aware that Proposal 3 is non-binding and therefore even if shareholders approve the proposal at the Annual Meeting, the Board is allowed to ignore it. The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund’s proxy statement. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by: (i) submitting to the Fund or to us a later dated written revocation or a duly executed proxy; or (ii) attending and voting at the Annual Meeting in person (mere attendance at the Annual Meeting will not in and of itself constitute a revocation).

Although a revocation of a proxy solicited by the Fund will be effective only if delivered to the Fund, we request that either the original or a copy of all revocations be mailed to Karpus Management, Inc., d/b/a Karpus Investment Management, c/o Regan & Associates, Inc., 505 Eighth Avenue, Suite 800, New York, New York 10018, so that we will be aware of all revocations and can more accurately determine if and when the requisite proxies have been received.

If Karpus attends the Annual Meeting and submits proxies (see disclosures below concerning the limited circumstances under which Karpus would not do so) and if any other matters properly come before the Annual Meeting, Karpus will vote for or against all such matters in its discretion, based upon its determination of whether or not such matters will further its objective of obtaining truly independent representation on the Board of the Fund.

Please note: If you give us your proxy, we will take all steps necessary and lawful to obtain truly independent representation on the Board of the Fund and to approve our proposals. Due to the complexities of corporate law, as described above, under certain circumstances, voting your shares at all could help create a quorum which could allow management’s nominees to be elected or either proposal not to pass. If Karpus believes that voting the proxies it receives would cause there to be a quorum and that the Karpus proposals and Trustee Nominee would not be approved, we may not attend the Annual Meeting and may withhold all proxies.

If we are not able to obtain truly independent representation on the Board of the Fund and approve our proposals, we may not attend the Annual Meeting, we may not vote your shares, and your shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Annual Meeting, you should not give us your proxy. If Karpus does attend the Annual Meeting, unless you indicate otherwise, your shares will be voted FOR the Karpus Nominee, FOR PROPOSAL 2 and FOR PROPOSAL 3.

Procedures

For the proxy solicited hereby to be voted or, under the circumstances specified herein, not voted, the enclosed GREEN proxy card must be signed, dated and returned in the enclosed envelope, in time to be voted at the Annual Meeting. If you wish to vote in accordance with our recommendations, you must submit the enclosed GREEN proxy card and must not subsequently submit the Fund’s proxy card. IF YOU HAVE ALREADY RETURNED THE FUND’S PROXY CARD, YOU HAVE THE RIGHT TO REVOKE IT AND ALL MATTERS COVERED THEREBY AND MAY DO SO BY SUBSEQUENTLY SIGNING, DATING AND MAILING THE ENCLOSED GREEN PROXY CARD. ONLY YOUR LATEST PROXY WILL COUNT AT THE ANNUAL MEETING. Execution of a GREEN proxy card will not affect your right to attend the Annual Meeting and to vote in person.

Authorized proxies will be voted (or as described in circumstances specified above, not voted) at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR THE KARPUS NOMINEE, FOR PROPOSAL 2 and FOR PROPOSAL 3 and to transact such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof in Karpus’ discretion and any Annual Meeting which may be called in lieu thereof.

Solicitation of Proxies

The solicitation of proxies pursuant to this Proxy Statement is being made by Karpus. Proxies may be solicited by mail, facsimile, telephone, Internet, in person, press/news releases, and by advertisements.

Karpus has entered into an agreement with Regan & Associates, Inc. for solicitation and advisory services in connection with this solicitation, for which Regan & Associates, Inc. will receive a fee not to exceed $[          ] together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Karpus and Regan & Associates, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Karpus has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Karpus will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Karpus will utilize approximately [   ] persons and Regan & Associates, Inc. will employ approximately [   ] persons to solicit the Fund’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Karpus. Because Karpus believes that the Fund’s shareholders will benefit from the Solicitation, Karpus intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation. Karpus does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law. Costs of the Solicitation of proxies are currently estimated to be approximately $[          ]. Karpus estimates that through the date hereof, its expenses in connection with the Solicitation are approximately $[          ].

SHAREHOLDER PROPOSALS

According to MZF’s proxy statement, shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2019 Annual Meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by [ ]. In order for the proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executives offices not later than [   ].

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the 2019 Annual Meeting is based on information contained in the Fund’s proxy statement. The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

ADDITIONAL INFORMATION ABOUT THE KARPUS NOMINEE

As of the date hereof, the dollar range of equity securities of MZF beneficially owned by the Karpus Nominee and the aggregate dollar range of equity securities in all funds to be overseen by the Karpus Nominee, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by the Nominee in Family of Investment Companies
Arthur Charles Regan	None	None

The Karpus Nominee does not currently oversee any portfolios in MZF’s Fund Complex. As of the close of business on [               ], the Karpus Nominee did not own any securities of MZF. The Karpus Nominee, as a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the Shares owned in the aggregate by the other members of the group. The Karpus Nominee disclaims beneficial ownership of such Shares, except to the extent of his pecuniary interest therein. For information regarding purchases and sales of securities of MZF during the past two (2) years by the Participants (as defined below), see Appendix A hereto (which is incorporated herein by reference).

Neither the Karpus Nominee, nor any of his affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, Trustee or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the Investment Company Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which the Karpus Nominee is an officer.

Since the beginning of the Fund’s last two completed fiscal years, neither the Karpus Nominee nor any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment fund, or officer thereof, or any person, or officer thereof, that would be an investment fund but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

Neither the Karpus Nominee nor any of his Immediate Family Members (as such term is defined in the Investment Company Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Neither the Karpus Nominee nor any of his Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Neither the Karpus Nominee nor any of his Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Mr. Regan’s firm, Regan & Associates, Inc. has been retained by Karpus to assist in Karpus’ proxy solicitation efforts and provide consulting services to aid Karpus in achieving its objectives of succeeding on the proposals set forth in this Proxy Statement and to elect what it deems is independent representation on the Fund’s Board.

The principal business address of the Karpus Nominee is 505 Eighth Avenue, Suite 800, New York, New York 10018. The Karpus Nominee is a citizen of the United States of America.

On March 9, 2018, the Karpus Nominee entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) with the other members of the Karpus Group (as defined below) in which, among other things, (a) the Karpus Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of MZF, (b) the Karpus Group agreed to form the group for the purpose of soliciting proxies or written consents for the election of the Nominee at the Annual Meeting and for the Proposals and for the purpose of taking all other actions incidental to the foregoing and (c) that Karpus shall pay all pre-approved expenses with respect to the group’s expenses.

Other than as stated herein, there are no arrangements or understandings among members of the Karpus Group and the Karpus Nominee or any other person or persons pursuant to which the nomination of the Karpus Nominee described herein is to be made, other than the consent by the Karpus Nominee to be named in this Proxy Statement and to serve as a Trustee of MZF, if elected as such at the Annual Meeting. The Karpus Nominee is not a party adverse to MZF, or any of its subsidiaries, nor does he have a material interest adverse to MZF, or any of its subsidiaries, in any material pending legal proceeding.

Karpus believes that the Karpus Nominee presently is, and if elected as a Trustee of the Fund, will be, an “independent director” within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, including Rule 303A.02, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. The Karpus Nominee is not a member of the Fund’s Board or any committee thereof.

We do not expect that the Karpus Nominee will be unable to stand for election, but, in the event that he is unable to serve or will not serve, the Shares represented by the enclosed GREEN proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if MZF makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Karpus Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the Shares represented by the enclosed GREEN proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if MZF increases the size of the Board above its existing size or increases the number of Trustees whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Karpus that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of MZF’s corporate machinery.

The information provided above has been furnished to Karpus by the Karpus Nominee.

ADDITIONAL INFORMATION CONCERNING THE PARTICIPANTS

Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”), George W. Karpus (together with Karpus, the “Karpus Group”) and Arthur Charles Regan (each a “Participant” and collectively, the “Participants”) are deemed to be the participants in this proxy solicitation. By virtue of their respective positions with Karpus, as more fully explained in Appendix B hereto (which is incorporated herein by reference), the individuals set forth on Appendix B hereto may also be deemed to be “participants” in this solicitation

Karpus was founded in 1986. The principal occupation of Mr. Karpus is as the President, CEO and Controlling Stockholder. Karpus’ principal business is an independent registered Investment Adviser that provides investment management for individuals, pension plans, profit sharing plans, corporations, endowments, trusts and others.

The principal business address of Karpus and Mr. Karpus’ is: 183 Sully’s Trail, Pittsford, New York 14534 (a suburb of Rochester). The principal occupation and principal business addresses of the Karpus Nominee is set forth elsewhere in this Proxy Statement.

As of the date hereof, Karpus (i) directly owns 13,754 Common Shares and (ii) beneficially owns 1,682,757 Common Shares on behalf of accounts that are managed by Karpus (the “Accounts”) under limited powers of attorney. All funds that have been utilized in making such purchases for the Accounts (which are open market purchases unless otherwise noted) are from such Accounts. Mr. Karpus, as the President and CEO of Karpus, may be deemed the beneficial owner of 48,647 shares, consisting of (i) 13,754 shares owned by Karpus and (ii) 34,893 held in Mr. Karpus’ personal account. Karpus’ beneficial ownership of 1,696,511 Common Shares in the aggregate of MZF is approximately 24.95% of MZF’s outstanding common shares, based on 6,800,476 common shares outstanding, as indicated on MZF’s Semi-Annual Report, filed with the U.S. Securities and Exchange Commission on March 29, 2018, as of January 18, 2018.

The Karpus Nominee does not own any shares of MZF and has not engaged in any transactions in the securities of MZF during the past two years.

The Shares purchased by Karpus, including the shares in the Accounts, were purchased with working capital (which may at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases except as otherwise noted. The shares owned by Mr. Karpus in his personal account were purchased with personal funds (which may at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases except as otherwise noted. Each Participant disclaims beneficial ownership of such shares, except to the extent of his or its pecuniary interest therein. Please see Appendix A for a list of transactions by the Participants during the last two years in securities of MZF.

Since it filed its Schedule 13D in March 2018, Karpus has spoken with Fund management and counsel for MZF regarding its concerns. Karpus has also submitted a Trustee Nominee, a proposal to terminate the Fund’s Adviser, as well as a non-binding shareholder proposal to declassify the Fund’s Board for shareholders’ consideration at MZF’s 2018 Annual Meetings (or any postponements or adjournments thereof).

On March 9, 2018, the Karpus Nominee and the Karpus Group entered into the Joint Filing and Solicitation Agreement in which, among other things, (a) the Karpus Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of MZF, (b) the Karpus Group agreed to form the group for the purpose of soliciting proxies or written consents for the election of the Nominee at the Annual Meeting and for the Proposals and for the purpose of taking all other actions incidental to the foregoing and (c) that Karpus shall pay all pre-approved expenses with respect to the group’s expenses.

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Fund; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no Participant or any of his associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Fund; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Fund to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Fund. Except as set forth in this Proxy Statement, there are no material proceedings to which any Participant or any of his associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries. With respect to each of the Participants, except as set forth in this Proxy Statement, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

Except as set forth in this Proxy Statement there are no arrangements or understandings between any member of the Karpus Group and the Karpus Nominee or any other Participant in this solicitation.

ADDITIONAL INFORMATION

Karpus has omitted from this Proxy Statement certain disclosures that are included in the Fund’s proxy statement. Shareholders should refer to the Fund’s proxy statement in order to review these disclosures.

The information concerning the Fund contained in this Proxy Statement has been taken from, or is based upon, publicly available information. Although Karpus does not have any information that would indicate that any information contained in this Proxy Statement concerning the Fund is inaccurate or incomplete, Karpus does not take any responsibility for the accuracy or completeness of such information.

KARPUS INVESTMENT MANAGEMENT

April [   ], 2018

THIS SOLICITATION IS BEING MADE BY KARPUS AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF MZF. KARPUS IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER MATTERS, WHICH KARPUS IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

KARPUS URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF THE KARPUS NOMINEE, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GREEN PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY.

IMPORTANT

Tell your Board what you think! Your vote is extremely important. No matter how many shares you own, please give Karpus your proxy FOR THE KARPUS NOMINEE, FOR PROPOSAL 2 and FOR PROPOSAL 3 by voting your shares by telephone or Internet as described on the enclosed GREEN proxy card or by signing and dating the enclosed GREEN proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Karpus urges you to confirm in writing your instructions to Karpus in care of Regan & Associates, Inc. at the address provided below so that Karpus will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Questions, or requests for additional copies of this Proxy Statement, should be directed to:

Regan & Associates, Inc.

505 Eighth Avenue, Suite 800

New York, New York 10018

(800) 737-3426

-or-

Brett D. Gardner, Sr. Corporate Governance Analyst

Daniel L. Lippincott, CFA, Sr. Tax-Sensitive Portfolio Manager and Director of Investment Personnel

Karpus Management, Inc., d/b/a Karpus Investment Management

183 Sully’s Trail

Pittsford, New York 14534

(585) 586-4680

APPENDIX A

Transactions in Securities of the Fund During the Past Two Years

Karpus Management, Inc., d/b/a Karpus Investment Management (through the Accounts)

Shares of Common Shares Purchased / (Sold)	Date of Purchase / Sale
(881)	4/13/2016
(774)	4/14/2016
421	4/15/2016
(400)	4/18/2016
10,000	5/19/2016
1,916	5/20/2016
(300)	5/31/2016
68,285	6/17/2016
(700)	6/24/2016
(400)	6/29/2016
(125)	7/6/2016
(800)	7/25/2016
(1,150)	8/17/2016
267	8/25/2016
1,619	8/29/2016
4,561	8/30/2016
2,715	8/31/2016
(1,498)	9/2/2016
3,822	9/8/2016
1,239	9/9/2016
536	9/12/2016
16,657	9/13/2016
253	9/14/2016
908	9/16/2016
(700)	9/23/2016
707	9/26/2016
5,390	9/30/2016
14,297	10/4/2016
232	10/5/2016
100	10/6/2016
8,691	10/14/2016
30,369	10/17/2016
9,734	10/18/2016
3,189	10/19/2016
1,786	10/20/2016
1,500	10/21/2016
4,485	10/24/2016
7,311	10/25/2016
15,891	10/26/2016
2,000	10/27/2016
10,453	10/31/2016
4,500	11/1/2016
9,600	11/2/2016
6,588	11/3/2016
3,558	11/4/2016
1,917	11/7/2016
2,677	11/8/2016
1,580	11/10/2016

5,000	11/14/2016
50	11/17/2016
13	11/18/2016
22,662	12/1/2016
35,599	12/2/2016
1,000	12/5/2016
2,400	12/6/2016
17,799	12/7/2016
3,300	12/8/2016
3,039	12/9/2016
6,200	12/12/2016
1,466	12/13/2016
3,000	12/15/2016
2,700	12/16/2016
19,148	12/19/2016
(1,100)	12/20/2016
(5,239)	12/22/2016
(3,691)	12/27/2016
(800)	12/28/2016
(6,200)	12/29/2016
(250)	1/13/2017
(100)	2/1/2017
3,306	3/6/2017
693	3/13/2017
71	3/14/2017
300	3/15/2017
2,000	3/21/2017
1,187	3/24/2017
6,800	3/29/2017
1,169	4/3/2017
(5,062)	4/21/2017
1,219	5/16/2017
418	5/19/2017
(1,221)	6/2/2017
105	6/22/2017
8,605	6/23/2017
3,795	6/27/2017
8,641	6/29/2017
600	7/3/2017
1,309	7/18/2017
(600)	7/21/2017
(100)	7/28/2017
5,900	8/9/2017
8,486	8/10/2017
7,974	8/14/2017
8,031	8/15/2017
15,211	8/16/2017
15,699	8/17/2017
5,502	8/18/2017
925	9/11/2017
3,230	9/13/2017
600	9/14/2017
156	9/15/2017
2,025	9/18/2017
900	9/20/2017
4,851	9/21/2017
12,900	9/22/2017

5,442	9/25/2017
700	9/26/2017
1,367	9/27/2017
2,730	9/28/2017
300	10/2/2017
(400)	10/3/2017
3,958	10/4/2017
400	10/9/2017
1,500	10/10/2017
1,691	10/11/2017
123	10/12/2017
463	10/13/2017
100	10/18/2017
363	10/19/2017
2,200	10/20/2017
7,139	10/23/2017
300	10/24/2017
11,500	10/25/2017
4,880	10/26/2017
8,154	10/27/2017
4,500	10/30/2017
8,218	10/31/2017
31,066	11/1/2017
6,300	11/2/2017
4,512	11/3/2017
2,825	11/7/2017
17,504	11/8/2017
36,300	11/9/2017
(150)	12/1/2017
(150)	1/29/2018
(200)	2/6/2018
(5,000)	2/21/2018
(18,500)	2/28/2018
(200)	3/21/2018

APPENDIX B

PERSONS WHO MAY BE PARTICIPANTS IN THE SOLICITATION OF PROXIES

Set forth below are the names, principal business addresses and principal occupations or employment of the directors, officers, employees and other representatives of Karpus Management, Inc. d/b/a Karpus Investment Management (“Karpus”) who may assist in Karpus’ solicitation of proxies in connection with the Annual Meeting, and the name, principal business and address of any corporation or other organization in which their employment is carried on. To the extent that any of these individuals assists Karpus in its solicitation of proxies for the Annual Meeting, these persons may be deemed “participants” under the applicable SEC rules.

Directors, Officers and Employees of Karpus

The name and principal occupation or employment of each director, officer and employee of Karpus who may be deemed a “participant” are set forth below (collectively, the “Karpus Participant”). Unless otherwise indicated, each occupation set forth opposite an individual’s name refers to employment with Karpus.

Name	Present Position with Karpus or Other Principal Occupation or Employment	Address of Principal Employer (if other than Karpus)
George W. Karpus	President, CEO, and Chairman of the Board	183 Sully’s Trail, Pittsford, New York 14534
Kathleen Finnerty Crane	Chief Financial Officer and Chief Compliance Officer	183 Sully’s Trail, Pittsford, New York 14534
Dana R. Consler	Executive Vice President	183 Sully’s Trail, Pittsford, New York 14534
Thomas M. Duffy	Vice President	183 Sully’s Trail, Pittsford, New York 14534
Sharon L. Thornton	Senior Director of Investments	183 Sully’s Trail, Pittsford, New York 14534
Daniel L. Lippincott, CFA	Sr. Tax-Sensitive Manager and Director of Investment Personnel	183 Sully’s Trail, Pittsford, New York 14534

Except as described below or set forth in this Proxy Statement (including the Schedules attached thereto), to the Concerned Shareholders of Karpus’ knowledge, after reasonable inquiry, (i) during the past ten (10) years, no Karpus Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Karpus Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Karpus Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Karpus Participant has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Karpus Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Karpus Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Karpus Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Karpus Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Karpus Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Karpus Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Karpus Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting. With respect to each Karpus Participant, except as otherwise set forth below or in this Notice, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED APRIL 13, 2018

GREEN PROXY CARD

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND (MZF)

2018 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF KARPUS MANAGEMENT, INC.,

D/B/A KARPUS INVESTMENT MANAGEMENT (“Karpus”)

THE BOARD OF TRUSTEES OF MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
IS NOT SOLICITING THIS PROXY

P      R      O      X      Y

The undersigned appoints Brett D. Gardner, Daniel L. Lippincott, CFA, or Arthur Charles Regan as the undersigned’s attorneys and agents with full powers of substitution to vote all shares of common stock of the Managed Duration Investment Grade Municipal Fund (the “Fund” or “MZF”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Fund scheduled to be held at [      ], [   ] at [   ]:[   ] a.m./p.m., Eastern Time, on [ ], including any adjournments, postponements, or delays thereof or any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR THE KARPUS NOMINEE AND FOR PROPOSALS 2 AND 3.

This Proxy is valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Karpus’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

If voting your proxies would, in Karpus’ opinion, cause there to be a quorum and the Karpus Nominee and proposals would not be approved, then unless Karpus determines that the Board has agreed to afford shareholders truly independent representation on the Board of the Fund, Karpus may not attend the Annual Meeting, may not vote the undersigned’s shares proxy, and the shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Annual Meeting, you should not give us your proxy.

KARPUS RECOMMENDS THAT YOU VOTE FOR THE KARPUS NOMINEE, FOR PROPOSAL 2, and FOR PROPOSAL 3.

PROPOSAL 1.	Election of Trustee – Class II, to serve until 2021 or until their successor has been duly elected and qualified.

☐	FOR	Arthur Charles Regan

☐	WITHHOLD

Karpus does not expect that the Karpus Nominee will be unable to stand for election, but, in the event that the Karpus Nominee is unable to serve or for good cause will not serve, the Shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under MZF’s bylaws and applicable law. In addition, Karpus has reserved the right to nominate substitute person(s) if MZF makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Karpus Nominee, to the extent this is not prohibited under the bylaws and applicable law. In any such case, Shares represented by this proxy card will be voted for such substitute nominee(s).

Karpus intends to use this proxy to vote “FOR” Mr. Regan. There is no assurance that any of the candidates who have been nominated by MZF will serve as Trustees if the Karpus Nominee is elected.

PROPOSAL 2.	Shareholder proposal regarding Termination of the Investment Advisory Agreement

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3.	Shareholder proposal regarding declassification of the Fund’s Board

FOR	AGAINST	ABSTAIN
☐	☐	☐

Signature of Stockholder:	Signature of Stockholder:

Date:	Date:

Note:	Please sign exactly as your name or names appear on this Proxy and return promptly using the enclosed envelope. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.